UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2016 (October 24, 2016)

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

904-281-6000

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously announced, EverBank Financial Corp (the “Company”), Teachers Insurance and Annuity Association of America (“TIAA”), TCT Holdings, Inc. (“TCT Holdings”) and Dolphin Sub Corporation (“Merger Sub”) entered into an Agreement and Plan of Merger, dated August 7, 2016 (the “merger agreement”). Under the merger agreement, Merger Sub, a wholly owned subsidiary of TIAA, will merge with and into the Company (the “merger”), so that the Company is the surviving corporation in the merger and a wholly owned subsidiary of TIAA. In connection with the merger, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on September 30, 2016.

Litigation Relating to the Merger

As described in greater detail in “The Merger—Litigation Relating to the Merger” in the Proxy Statement, two putative stockholder class actions, captioned Bushansky v. EverBank Financial Corp., et al., Case No. 3:16-CV-01224-MMH-JBT, and Parshall v. EverBank Financial Corp., et al., Case No. 3:16-CV-01235-TJC-PDB (collectively, the “Florida actions”), were filed in the United States District Court for the Middle District of Florida, Jacksonville Division in connection with the merger.

In addition, after the Company filed its Proxy Statement, on October 12, 2016, an alleged stockholder of the Company filed a third putative stockholder class action, captioned Nahas v. EverBank Financial Corp, et al., Civil Action Case No. 12824-VCS (the “Delaware action” and, together with the Florida actions, the “merger stockholder actions”), in the Court of Chancery of the State of Delaware against the Company and members of the Company’s board of directors (the “individual defendants”). The Delaware action alleges, among other things, that the individual defendants breached their fiduciary duties by failing to disclose all material information necessary to allow the Company’s stockholders to cast a fully informed vote on the proposed merger. Among other things, the Delaware action alleges that the Proxy Statement failed to include material information concerning: (i) the negotiation of potential employment retention arrangements between TIAA and Company management; (ii) certain details concerning the non-disclosure agreements (“NDAs”) the Company entered into with various parties; and (iii) certain items in management’s financial projections provided to the Company’s financial advisor. The Delaware action seeks, among other things, an order preliminarily and permanently enjoining the proposed merger, a finding that the individual defendants are liable for breaching their fiduciary duties, and an award of attorneys’ fees and costs.

The Company continues to believe that the claims asserted in the merger stockholder actions are without merit and intends to defend against the merger stockholder actions vigorously. However, to alleviate the costs, risks and uncertainties inherent in litigation and any potential delay of the proposed merger, and without admitting any liability or wrongdoing, the Company is making the supplemental disclosures set forth below.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. Nothing herein shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by replacing the last sentence in the fifth full paragraph on page 28 of the Proxy Statement to read as follows:

Party A executed an NDA with the Company on February 19, 2016 and performed preliminary due diligence. The NDA with Party A does not contain a standstill provision.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the following disclosure at the end of the second full paragraph on page 29 of the Proxy Statement to read as follows:

The NDA with Party B does not contain a standstill provision.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the following disclosure after the first sentence of the first full paragraph on page 30 of the Proxy Statement to read as follows:

The NDA with Party C contains a standstill provision, which, among other things, obligated Party C to refrain for a year after May 19, 2016 from pursuing various actions that relate to acquisition of control of the Company without the prior written consent of the Company, including effecting or propose to effect any acquisition of securities of the Company representing five percent (5%) or more of the Company’s voting or debt securities. Notwithstanding the foregoing standstill provision, the NDA with Party C expressly provides that nothing in the NDA prohibits Party C from making a private offer to, or communicating in a private manner with, the Company’s board of directors so long as such offer or communication does not force the Company, any of its affiliates or any other person to make any public disclosure with respect to the matters set forth in the NDA. Party C has not made any such offer or communication to the Company’s board of directors.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the following disclosure after the third sentence of the third full paragraph on page 31 of the Proxy Statement to read as follows:

The letter stated, among other things, that retaining key Company personnel was important to TIAA, and that TIAA anticipated agreeing to a form of retention agreement with key Company personnel prior to the execution of a definitive agreement, although such discussions would occur after the material terms of a transaction had been agreed.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the following paragraph before the second full paragraph on page 32 of the Proxy Statement to read as follows:

On July 9, 2016, at the request of TIAA, senior management of the Company and TIAA commenced initial discussions of potential retention and employment matters.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the following disclosure after the third full paragraph on page 32 of the Proxy Statement to read as follows:

On July 17, 2016, TIAA sent to the Company the initial draft of the form of retention agreement. Through the end of July 2016, negotiations among such parties and their outside legal counsel continued regarding the form of retention agreement and other retention and employment matters.

The disclosure under the heading “The Merger—Unaudited Prospective Financial Information” is hereby supplemented by adding the following disclosure immediately after the table on page 40 of the Proxy Statement:

Company management also approved the following projected dividends/capital injections for the Company that were calculated by UBS for use by UBS in connection with UBS’s Dividend Discount Analysis on page 45 of this Proxy Statement, reflecting Company management’s estimates of the maximum income available to the Company for distribution to potentially pay dividends in each such fiscal year assuming the Company maintains a common equity tier one capital ratio of 10.0% and the financial forecasts and estimates prepared by the management of the Company summarized above. These estimates of projected dividends/capital injections for the Company were not provided to TIAA or any other potential buyer.

(as of December 31 of each year, dollars in millions):	2H 2016 E	2017 E	2018 E	2019 E	2020 E	2021 E
(Dividend)/Capital Injection	$(36)	$3	$(70)	$(79)	$(86)	$(95)

The disclosure under the heading “The Merger—Interests of Certain Persons in the Merger—Transaction Award Letter Agreements” is hereby supplemented by replacing the first sentence of the first paragraph under the heading “Transaction Award Letter Agreements” on page 47 of the Proxy Statement with the following disclosure to read as follows:

Between August 7, 2016 and September 6, 2016, each of our executive officers other than Mr. Clements—Messrs. Wilson, Fischer, Surface, Ervin and Hubbard—entered into retention agreements with TCT Holdings (each, a “letter agreement” and collectively, the “letter agreements”), which for these executive officers provide for a cash transaction award equal to $3,860,000, $860,000, $860,000, $660,000 and $630,000, respectively.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger between EverBank Financial Corp and TIAA. In connection with the transaction, EverBank Financial Corp filed a definitive proxy statement on Schedule 14A with the SEC on September 30, 2016. The definitive proxy statement has been mailed to the stockholders of EverBank Financial Corp on or about September 29, 2016 to solicit the required approval of holders of EverBank Financial Corp’s common stock in connection with the merger. INVESTORS AND STOCKHOLDERS OF EVERBANK FINANCIAL CORP ARE URGED TO READ CAREFULLY EVERBANK FINANCIAL CORP’S DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. In addition to receiving the definitive proxy statement from EverBank Financial Corp in the mail, investors and stockholders may also obtain copies of the definitive proxy statement as well as other relevant documents, when filed, free of charge at the SEC’s website (https://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by EverBank Financial Corp with the SEC by contacting EverBank Financial Corp at Investor Relations, EverBank Financial Corp, 501 Riverside Ave. 12th Floor, Jacksonville, FL 32202, by email at investorrelations@everbank.com, or by visiting EverBank Financial Corp’s website (https://about.everbank/investors/).

Participants in Solicitation

TIAA and EverBank Financial Corp and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of EverBank Financial Corp’s common stock in connection with the proposed transaction. Information about EverBank Financial Corp’s directors and executive officers is available in EverBank Financial Corp’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement, which was filed with the SEC on September 30, 2016. Investors and stockholders should read carefully the definitive proxy statement and other relevant documents filed with the SEC when they become available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed merger between TIAA and EverBank Financial Corp, the anticipated timing of the transaction and the products and markets of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this communication, including, but not limited to: the risk that the merger may not be completed in a timely manner or at all, which may adversely affect EverBank Financial Corp’s business and the price of EverBank Financial Corp’s common stock; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and materially burdensome or adverse regulatory conditions may be imposed in connection with any such governmental approvals; EverBank Financial Corp’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on EverBank Financial Corp’s business relationships, operating results, and business generally; risks that the proposed merger disrupts current plans and operations of EverBank Financial Corp and potential difficulties in EverBank Financial Corp employee retention as a result of the merger; risks related to diverting management’s attention from EverBank Financial Corp’s ongoing business operations; the outcome of any legal proceedings that may be instituted against EverBank Financial Corp related to the merger agreement or the merger; the amount of the costs, fees, expenses and other charges related to the merger; the ability of TIAA to successfully integrate EverBank Financial Corp’s operations, product lines, and technology; the ability of TIAA to implement its plans, forecasts, and other expectations with respect to EverBank Financial Corp’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to EverBank Financial Corp’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Neither TIAA nor EverBank Financial Corp undertakes any obligation to revise these statements following the date of this communication, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp (Registrant)

By:	/s/ Jean-Marc Corredor
	Name:	Jean-Marc Corredor
	Title:	Senior Vice President, Associate General Counsel and Assistant Secretary

Dated: October 24, 2016